EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                     906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of RF Industries, Ltd. (the Company) on Form 10-KSB, for the fiscal year ended October 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Howard F. Hill, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/S/ Howard F. Hill
-----------------------
Howard F. Hill

Chief Executive Officer

January 28, 2003







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EXHIBIT 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of RF Industries, Ltd. (the Company) on Form 10-K, for the fiscal year ended October 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Terrie A. Gross, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirem ents of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/S/ Terrie A. Gross

Terrie A. Gross

Chief Financial Officer

January __, 2003